SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                    September 27, 2005 (September 22, 2005)

                              Market Central, Inc.

         Delaware                       0-22969                  59-3562953
(State or other jurisdiction    (Commission File ID No.)     (IRS Employer No.)
    of incorporation)

                           6701 Carmel Road, Suite 205
                               Charlotte, NC 28266

                    (Address of principal executive offices)

                                 (704) 837-0500
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a) None.

(b) On September 22, 2005, Mr. James McGovern resigned as a member of the Company's Board of Directors because of other pressing time and business commitments.

(c) On September 22, 2005, Ms. Cynthia White was appointed as the Chief Operating Officer of the Company. Ms. White has over 25 years of experience in senior corporate management with emphasis on strategic planning, change management and systems/operations engineering. Focusing on the financial services industry including money center banks, investment banking firms, trading firms and brokerage companies she has developed and enhanced existing infrastructures to increase productivity while minimizing risk or regulatory exposure. During the last five years, Ms. White has been a consultant with Dover Holdings, LLC, Bisys and Strategic Foundations, LLC, most recently with Strategic Foundations, LLC. From August 2003 to the present, Ms. White has been the Financial and Operating Principal and CFO for Jones Byrd & Attkisson, Inc. ("JBA"). Ms. White will end that consulting arrangement at such time that JBA transitions her position to her successor. Ms. White holds a Bachelor of Science Degree in Applied Mathematics with a minor in Physics from North Carolina State University and holds the following securities licenses: a Series 7 - General Securities Registered Representative, a Series 24 - General Securities Principal, a Series 27 - Financial and Operations Principal, and a Series 53 - Municipal Securities Principal.

There is no family relationship between Ms. White and any of the Company's directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer. Ms. White does not have an employment agreement with the Company.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

         Not applicable.

(b) Pro Forma Financial Information

         Not applicable.

(c) Exhibits

         Not applicable.

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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        Market Central, Inc.
                                        (Registrant)



Dated: September 27, 2005               By:  /s/ Clifford Clark
                                        ----------------------------------------
                                        Clifford Clark, Chief Financial Officer























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